EXHIBIT  10.8

                                  SCHEDULE "A"

QUANTITY  DESCRIPTION OF PROPERTY                 Year & Model  Serial No.
          (Indicate whether  "NEW" OR "USED"
1         Used Wagner 6-Yard Loaders              ST-6C         DA14P0344CR005-562

          Complete with all related attachments and accessories thereto.

THE SECURITY INTEREST CREATED BY THIS SECURITY AGREEMENT INSOFAR AS IT RELATES TO THE ABOVE DESCRIBED PROPERTY IS A PURCHASE MONEY SECURITY INTEREST WITH THE PROCEEDS HEREOF BEING USED BY MORTGAGOR TO ACQUIRE THE ABOVE DESCRIBED PROPERTY.

QUANTITY  DESCRIPTION OF PROPERTY                 Year & Model  Serial No.
          Indicate whether  "NEW" OR "USED"
1         New Gardner Denver Jumbo Drill          MK35-HE       IJ87K36

          Complete with all related attachments and accessories thereto.

THE SECURITY INTEREST CREATED BY THIS SECURITY AGREEMENT INSOFAR AS IT RELATES TO THE ABOVE DESCRIBED PROPERTY IS A PURCHASE MONEY SECURITY INTEREST WITH THE PROCEEDS HEREOF BEING USED BY MORTGAGOR TO ACQUIRE THE ABOVE DESCRIBED PROPERTY.

QUANTITY  DESCRIPTION OF PROPERTY                 Year & Model  Serial No.
          (Indicate whether  "NEW" OR "USED"
1         Wagner Scooptram                        ST-6C         DA14P0434

          Complete with all related attachments and accessories thereto.

THE SECURITY INTEREST CREATED BY THIS SECURITY AGREEMENT INSOFAR AS IT RELATES TO THE ABOVE DESCRIBED PROPERTY IS A PURCHASE MONEY SECURITY INTEREST WITH THE PROCEEDS HEREOF BEING USED BY MORTGAGOR TO ACQUIRE THE ABOVE DESCRIBED PROPERTY.

QUANTITY  DESCRIPTION OF PROPERTY                 Year & Model  Serial No.
          (Indicate whether  "NEW" OR "USED"
2         EJC 4-Wheel Drive Dump Truck            JDT-415       1664, 1793

          Complete with all related attachments and accessories thereto.

                                    EXHIBIT B
PARTS INVENTORY
--------------------------------------------------------  -------
 2   Brake Valves  1600   (trucks & __________)           $ 2,500
--------------------------------------------------------  -------
     Throttle converters & Orbital Steering valves        $ 4,000
--------------------------------------------------------  -------
     Hydraulic Pumps                                      $ 5,000
--------------------------------------------------------  -------
     Misc. starters                                       $ 2,000
--------------------------------------------------------  -------
     5yd Differential loader                              $ 2,000
--------------------------------------------------------  -------
     5yd Torque converter                                 $ 3,800
--------------------------------------------------------  -------
 16  Var. sizes drive lines & yokes                       $ 2,000
--------------------------------------------------------  -------
 28  Universal Joints Var. sz.                            $ 8,000
--------------------------------------------------------  -------
 8   New Duetx heads  532@                                $ 4,256
--------------------------------------------------------  -------
 24  912W heads   125@                                    $ 3,000
--------------------------------------------------------  -------
 9   413  Heads  125@                                     $1,1125
--------------------------------------------------------  -------
     Hydr pump 2 stack for 206 boomer                     $ 7,000
--------------------------------------------------------  -------
 5   Racks misc. pins & bushings                          $ 5,000
--------------------------------------------------------  -------

--------------------------------------------------------  -------
     Injector Pumps:
--------------------------------------------------------  -------
 2   3 Cycl 912w 1000@                                    $ 1,000
--------------------------------------------------------  -------
 2   4 Cycl 912w 1000@                                    $ 1,000
--------------------------------------------------------  -------
 3   6 Cycl 912w 1000@                                    $ 4,000
--------------------------------------------------------  -------
 2   8L413  1000@                                         $ 1,000
--------------------------------------------------------  -------
     Misc Duetz parts                                     $ 7,000
--------------------------------------------------------  -------
     One van full Filters new 30,000  complete disarray   $ 3,000
--------------------------------------------------------  -------
 8   Brake kits  1200@                                    $ 9,600
--------------------------------------------------------  -------
     Misc. Wagner/Clark components                        $ 3,500
--------------------------------------------------------  -------
 4   Turbo's altitude Comps.   800@                       $ 3,200
--------------------------------------------------------  -------
     Various hydr. Cyclinders, piston rods, repair kits   $15,000
--------------------------------------------------------  -------
 3   Hydr.  Coolers  1200  & radiators                    $ 3,000
--------------------------------------------------------  =======
     TOTAL                                                $91,481
--------------------------------------------------------  =======

QTY        YR       MFG      EQ#     MODEL      ENGINE       S/N      PRICE
--------  -----  ---------  -----  ---------  ----------  ---------  --------
LOADERS:
--------  -----  ---------  -----  ---------  ----------  ---------  --------
1         EARLY  WAGNER            ST-2B                             $ 20,000
--------  -----  ---------  -----  ---------  ----------  ---------  --------
          70'S
--------  -----  ---------  -----  ---------  ----------  ---------  --------
1         EARLY  WAGNER            ST-2B                             $ 20,000
--------  -----  ---------  -----  ---------  ----------  ---------  --------
          70'S
--------  -----  ---------  -----  ---------  ----------  ---------  --------
1         1981   WAGNER     301    3  YD      F-8L #413   DA04C489   $ 45,000
--------  -----  ---------  -----  ---------  ----------  ---------  --------
                                   LHD
--------  -----  ---------  -----  ---------  ----------  ---------  --------
1         1984   WAGNER     302    3  YD      F-8L #413   DA04P449   $ 20,000
--------  -----  ---------  -----  ---------  ----------  ---------  --------
                                   LHD
--------  -----  ---------  -----  ---------  ----------  ---------  --------
1         1981   WAGNER     501    ST-SH LHD  F-12L #413  421-81     $ 25,000
--------  -----  ---------  -----  ---------  ----------  ---------  --------
1         1991   WAGNER     601    ST-6C LHD  F-10L #413  DA1490434  $ 95,000
--------  -----  ---------  -----  ---------  ----------  ---------  --------
1         1989   WAGNER     602    ST-6C LHD  F-10L #413  DA14P034   $ 85,000
--------  -----  ---------  -----  ---------  ----------  ---------  --------
                                   (eod)                  4
--------  -----  ---------  -----  ---------  ----------  ---------  --------
TRUCKS:
--------  -----  ---------  -----  ---------  ----------  ---------  --------
1         1990   WAGNER     HTO3   MT-416     F-8L #413   DBO6P026   $ 45,000
--------  -----  ---------  -----  ---------  ----------  ---------  --------
                                                          0
--------  -----  ---------  -----  ---------  ----------  ---------  --------
1         1989   EIMCO      HTO2   JD 415-B   F-8L #413   1793       $ 35,000
--------  -----  ---------  -----  ---------  ----------  ---------  --------
1         1988   EIMCO      HTO1   JD 415-B   F-8L #413   1664       $ 35,000
--------  -----  ---------  -----  ---------  ----------  ---------  --------
1         1987   DUX               DT-15      3306-CAT    661        $ 10,000
--------  -----  ---------  -----  ---------  ----------  ---------  --------
DRILLS:
--------  -----  ---------  -----  ---------  ----------  ---------  --------
1         1995   GARDNER    MK-35  2 BOOM                 IJ87K36    $225,000
--------  -----  ---------  -----  ---------  ----------  ---------  --------
                 DENVER            JUMBO
--------  -----  ---------  -----  ---------  ----------  ---------  --------
1         1987   MERC 14 SINGLE    JUMBO                  ID#2331    $ 70,000
--------  -----  ---------  -----  ---------  ----------  ---------  --------
                 BOOM
--------  -----  ---------  -----  ---------  ----------  ---------  --------
3                GARDNER DENVER    3100       W/PR123                $ 36,000
--------  -----  ---------  -----  ---------  ----------  ---------  --------
                 AIR TRACKS                   DRILLS
--------  -----  ---------  -----  ---------  ----------  ---------  --------
1                GARDNER DENVER MINI BOOM LONG HOLE DRILL            $ 20,000
--------  -----  ---------  -----  ---------  ----------  ---------  --------
21 &             JACKLEG & STOPERS                                   $ 31,000
--------  -----  ---------  -----  ---------  ----------  ---------  --------
11               $1,000 @
--------  -----  ---------  -----  ---------  ----------  ---------  --------
2                SINKING HAMMERS, 5 CHIPPING HAMMERS, 4 SPLITTERS    $ 11,000
--------  -----  ---------  -----  ---------  ----------  ---------  --------


MISCELLANEOUS:
QTY  YR       MFG          EQ#       MODEL       ENGINE   S/N      PRICE
---  -------  -----------  --------  ----------  -------  -------  -------
1             CYDERMAN-HERMAN W/SPARE BOOM                         $12,500
---  -------  -----------  --------  ----------  -------  -------  -------
1       1979  ADSPACE                12X63 DRYHOUSE       ID#3034  $15,000
              8 Showers, 4 Sinks, 2
              Toilets, 2 Urinals,
              Electr. Heat & A/C
---  -------  -----------  --------  ----------  -------  -------  -------
1             CATERPILLAR  GEN. SET ON SKIDS 365 K.W.              $30,000
              3 Phase 480 Volts 3408 B CAT Powered
---  -------  -----------  --------  ----------  -------  -------  -------
1             INGERSOLL RAND         SR2000      SERIES ELECTRIC   $14,000
---  -------  -----------  --------  ----------  -------  -------  -------
6             5 40' & 1 30' STORAGE VAN     $2,500 @               $15,000
---  -------  -----------  --------  ----------  -------  -------  -------
1             20' Shipping Container                               $ 2,000
---  -------  -----------  --------  ----------  -------  -------  -------
1             30' OFFICE/DRY TRAILER                               $ 6,000
---  -------  -----------  --------  ----------  -------  -------  -------
1             14' Flat Trailer w/Tilt                              $   500
---  -------  -----------  --------  ----------  -------  -------  -------
1             8' X 12' Tool Trailer                                $   500
---  -------  -----------  --------  ----------  -------  -------  -------
2    1978-79  GARDNER DENVER FLEXAIR COMPRESSORS 750CFM 11,000     $22,000
              @
---  -------  -----------  --------  ----------  -------  -------  -------
2      1980s  ATLAS COPCO COMPRESSORS   175CFM  5,000@             $10,000
---  -------  -----------  --------  ----------  -------  -------  -------
1             GARDNER DENVER 300 COMPRESSOR  300CFM                $ 7,500
---  -------  -----------  --------  ----------  -------  -------  -------
1             JARVIS CLARK SIZZORLIFT                              $30,000
---  -------  -----------  --------  ----------  -------  -------  -------
1             GETMAN LUBE TRUCK                                    $15,000
---  -------  -----------  --------  ----------  -------  -------  -------
1             GETMAN PERSONNEL CARRIER                             $15,000
---  -------  -----------  --------  ----------  -------  -------  -------
3             WELDERS, 1 HOBART, 2 LINCOLN   4,000@                $12,000
---  -------  -----------  --------  ----------  -------  -------  -------
1             SHOTCRETE MACHINE                                    $20,000
---  -------  -----------  --------  ----------  -------  -------  -------
1             FIAT ALLIS   FD5                                     $25,000
              DOZER
---  -------  -----------  --------  ----------  -------  -------  -------
1             MANCHE                 24' Gauge                     $ 7,500
              MOTOR
---  -------  -----------  --------  ----------  -------  -------  -------
1             PLYMOUTH LOCOMOTIVE #5903                            $15,000
---  -------  -----------  --------  ----------  -------  -------  -------
4             2 @ 20 CELL LOCO & BATTERY CHARGERS                  $ 8,250
---  -------  -----------  --------  ----------  -------  -------  -------
1             12 B MUCKER            24' Gauge                     $ 6,000
---  -------  -----------  --------  ----------  -------  -------  -------
4             ORE & TIMBER CARS FOR RAIL $2,500 @                  $10,000
---  -------  -----------  --------  ----------  -------  -------  -------

----------------------------------------------------------------------------------------------
VEHICLES:
----------------------------------------------------------------------------------------------
QTY    YR  MFG        EQ#                          MODEL       ENGINE       S/N        PRICE
----------------------------------------------------------------------------------------------
1    1994  FORD   TON  4X4  P.U.           12,000-11,116.9                                $883
----------------------------------------------------------------------------------------------
2    1994  FORD   TON  4X4  P.U.           24,000-17,677.8                              $6,322
----------------------------------------------------------------------------------------------
1    1994  CHEV.   TON  P.U.                                                           $12,000
----------------------------------------------------------------------------------------------
1    1983  DODGE  FLATBED  1  TON
----------------------------------------------------------------------------------------------
1    1981  GMC  V-7  FLATBED  2   TON                                                   $7,000
----------------------------------------------------------------------------------------------
1    1984  FORD   TON  4X4  P.U.                                                        $5,000
----------------------------------------------------------------------------------------------
1    1994  FORD  VAN                      10,000-10,621.28                              <$621>
----------------------------------------------------------------------------------------------
1    1982  CHEV.  4X4  DIESEL                                                           $2,000
----------------------------------------------------------------------------------------------
OFFICE EQUIPMENT:
----------------------------------------------------------------------------------------------
1    1996  MSD  IBM  PENTIUM  W/MONITOR,  PRINTER  &  SOFTWARE                          $3,000
----------------------------------------------------------------------------------------------
1          IBM  COMPACT  488  W/MONITOR,  PRINTER  &  SOFTWARE                          $1,000
----------------------------------------------------------------------------------------------
1    1995  MINOLTA  EP1081  COPIER                                                      $3,000
----------------------------------------------------------------------------------------------
           4  DESKS  &  CHAIRS,  9  3  DRAWER  FILE  CABINETS                           $3,000
----------------------------------------------------------------------------------------------
VICTRAULIC SUPPLIES value based on '95 inventory.  See attached sheets pg. B3 & B4     $16,000
----------------------------------------------------------------------------------------------
PUMPS,  FANS,  LAMPS  &  CHARGERS   See  attached.  Pg.  B5                            $77,934
----------------------------------------------------------------------------------------------
MISC  PARTS  IN  GREEN  BUILDING  See  attached.  Pg.  B6  &  B7                       $58,345
----------------------------------------------------------------------------------------------
MISC PARTS IN SHOP AND SHED FOR EQUIP. ABOVE.  See attached.  Pg. B8                   $91,481
----------------------------------------------------------------------------------------------
Write-down  Inventory  "97"                                                            -21,000
----------------------------------------------------------------------------------------------
      TOTAL:                                                                        $1,416,094
----------------------------------------------------------------------------------------------
Equipment  Disposal                                                                   -150,000
----------------------------------------------------------------------------------------------

DESCRIPTION                         QUANTITY  PRICE    TOTAL
-----------  ---------------------  --------  -----  ---------
2X2X1        N025 VIC TEE               9     21.76  $  195.84
-----------  ---------------------  --------  -----  ---------
2X2X1        N029 VIC TEE NPT           1     23.04  $   23.04
-----------  ---------------------  --------  -----  ---------
2X2X2        N020 VIC TEE              35     10.06  $  352.10
-----------  ---------------------  --------  -----  ---------
2X1          N050 VIC REDUCER           4      7.71  $   30.84
-----------  ---------------------  --------  -----  ---------
4X2          N050 VIC REDUCER           6      9.00  $   54.00
-----------  ---------------------  --------  -----  ---------
2X1          N051 VIC REDUCER  NPT      3      9.03  $   27.09
-----------  ---------------------  --------  -----  ---------
4X2          N051 VIC REDUCER  NPT      1     12.04  $   12.04
-----------  ---------------------  --------  -----  ---------
2'           N010  90 DEGREE           54      6.53  $  352.62
-----------  ---------------------  --------  -----  ---------
2'           N011 45 DEGREE            45      6.53  $  293.85
-----------  ---------------------  --------  -----  ---------
2'           N012 22   DEGREE          67      6.97  $  466.99
-----------  ---------------------  --------  -----  ---------
2'           N013 11   DEGREE          12     16.67  $  200.04
-----------  ---------------------  --------  -----  ---------
2'           N077 VIC COUPLING        177     10.30  $1,823.10
-----------  ---------------------  --------  -----  ---------
2X1          N072 VIC DROP NPT         11     13.81  $  151.91
-----------  ---------------------  --------  -----  ---------
1'           N077 VIC COUPLING         32      3.53  $  112.96
-----------  ---------------------  --------  -----  ---------
3'           N077 VIC COUPLING         20      6.16  $  123.80
-----------  ---------------------  --------  -----  ---------
21/2 '       N012 22   DEGREE           4      7.31  $   29.24
-----------  ---------------------  --------  -----  ---------
3'           N013 11    DEGREE          3     10.25  $   30.75
-----------  ---------------------  --------  -----  ---------
3'           N012 22   DEGREE           8     10.25  $   88.00
-----------  ---------------------  --------  -----  ---------
3X2          N050 VIC REDUCER           8      7.66  $   61.28
-----------  ---------------------  --------  -----  ---------
3'           N011 45 DEGREE            12     11.61  $  139.32
-----------  ---------------------  --------  -----  ---------
3'           N010 90 DEGREE            13     11.61  $  150.93
-----------  ---------------------  --------  -----  ---------
3'           N078 SNAP JOINT           12     16.23  $  194.76
-----------  ---------------------  --------  -----  ---------
4'           N077 VIC COUPLING        150     10.40  $1,560.00
-----------  ---------------------  --------  -----  ---------
4'           N010 90 DEGREE            13     19.32  $  251.60
-----------  ---------------------  --------  -----  ---------
4'           N012 22    DEGREE         28     13.75  $  385.00
-----------  ---------------------  --------  -----  ---------
             N011 45 DEGREE            37     19.32  $  714.84
-----------  ---------------------  --------  -----  ---------
4            N013 11    DEGREE          8     13.75  $  110.00
-----------  ---------------------  --------  -----  ---------
4X1          N085  TEE                  9     26.06  $  234.54
-----------  ---------------------  --------  -----  ---------
4X2          N029 TEE                   1     28.94  $   28.94
-----------  ---------------------  --------  -----  ---------
4X1          N072 DROP NPT              2     14.57  $   29.14
-----------  ---------------------  --------  -----  ---------
6X11/2       N072 DROP                  7     22.47  $  157.29
-----------  ---------------------  --------  -----  ---------
6'           N077 VIC COUPLINGS        30     18.67  $  560.10
-----------  ---------------------  --------  -----  ---------
6'           N010 90 DEGREE            11     36.10  $  397.10
-----------  ---------------------  --------  -----  ---------
6'           N012 22   DEGREE          14     39.01  $  546.14
-----------  ---------------------  --------  -----  ---------
6'           N020 TEE                   4     58.76  $  235.04
-----------  ---------------------  --------  -----  ---------
6'           N0715 CHECK VALVE          4    212.46  $  849.84
-----------  ---------------------  --------  -----  ---------
4'           N0715 CHECK VALVE          2    111.64  $  223.88
-----------  ---------------------  --------  -----  ---------
8            N0715 CHECK VALVE          2     81.40  $  162.80
-----------  ---------------------  --------  -----  ---------
DESCRIPTION                         QUANTITY  PRICE    TOTAL
-----------  ---------------------  --------  -----  ---------
8'           N077 VIC COUPLINGS        37     38.12  $1,188.44
-----------  ---------------------  --------  -----  ---------
12'          N077 VIC COUPLINGS         6     54.94  $  329.64
-----------  ---------------------  --------  -----  ---------
8'           N010 90 DEGREE             3     75.76  $  287.28
-----------  ---------------------  --------  -----  ---------
8'           N011 45 DEGREE             3    100.88  $  302.64
-----------  ---------------------  --------  -----  ---------
8X6          N050 REDUCER               1     47.84  $   47.84
-----------  ---------------------  --------  -----  ---------
6'           BUTTERFLY VALVE            3    223.94  $  671.82
-----------  ---------------------  --------  -----  ---------
4'           BUTTERFLY VALVE            5    100.68  $  503.40
-----------  ---------------------  --------  -----  ---------
3'           BUTTERFLY VALVE            7     74.89  $  524.23
-----------  ---------------------  --------  -----  ---------
2'           BUTTERFLY VALVE            6     45.40  $  272.40
-----------  ---------------------  --------  -----  ---------
2'           BALL VALVE                 2     54.28  $  108.56
-----------  ---------------------  --------  -----  ---------
2'           BALL VALVE                 6     24.01  $  144.06
-----------  ---------------------  --------  -----  ---------
6'           N0995 VIC COUPLER          2     93.98  $  187.96
-----------  ---------------------  --------  -----  ---------
4'           N060 CAP ENDS              3      5.91  $   17.73
-----------  ---------------------  --------  -----  ---------
4X3          N050 REDUCER               8     11.29  $   22.58
-----------  ---------------------  --------  -----  ---------
4X2          N051 REDUCER NPT           5     12.04  $   60.20
-----------  ---------------------  --------  -----  ---------
6'           WHY                        1    107.41  $  107.41
-----------  ---------------------  --------  -----  ---------
6X4          N051 REDUCER NPT           1     87.60  $   87.60
-----------  ---------------------  --------  -----  ---------
4'           WHY                        2     60.54  $  121.08
-----------  ---------------------  --------  -----  ---------
4'           N078 SNAP JOINTS           9     20.90  $  188.10
-----------  ---------------------  --------  -----  ---------
2'           N078 SNAP JOINTS           3     10.30  $   30.90
-----------  ---------------------  --------  -----  ---------
1'           N078 SNAP JOINTS           4      7.87  $   31.48
-----------  ---------------------  --------  -----  ---------

                                   EXHIBIT "A"

EQUIPMENT:     All  equipment  of  Debtor  now  owned  or  hereafter  acquired including, but not limited to mining equipment and machinery, together with all parts, fittings, and accessions at anytime acquired, wherever located.

INVENTORY:     All  inventory  of  debtor  now  owned  or  hereafter  acquired, including, but not limited to, raw materials, work in process, finished goods and materials and supplies used or consumed in debtor's business including, but not limited to drill bits, drill shafts and other consumable mining inventory whether in the possession of the debtor, warehouseman, bailee, or any other person or wherever located, and all proceeds and products of debtor's inventory in any form.

CASH AND DEPOSIT ACCOUNTS: All cash and deposit accounts in any form excluding payroll and tax reserve accounts.

DATED  this  11th  day  of  October,  1989.

Fausett  International,  Inc.



By:________________________________
                    President



By:________________________________
                    Treasurer

Washington  Trust  Bank



By:_________________________________
                    Vice  President

                           FAUSETT INTERNATIONAL, INC.
                           FAUSETT MINE SERVICES, INC.

                                    Exhibit A

ACCOUNTS: All accounts, chattel paper, contracts and contract receivables, instruments, documents or other writing evidencing a monetary obligation, all other rights to payments, including, but not limited to, all general intangibles evidencing or comprising a right to receive payment, including all city, county, state and federal tax refunds or other receivables due from such sources now or at anytime hereafter existing whether or not earned by performance arising out of the conduct of the Debtor's business together with all rights, titles, security and guaranties of each account including any right to stop in transit and all security interest, claims and pledges whether voluntary or involuntary which are pertinent to or affect such accounts and all returned or repossessed goods sold in inventory. All accounts, chattel paper, instruments general intangibles, and rights to payment of every kind, now or hereafter owing to Debtor including but not limited to that certain contract between Debtor and Pegasus Gold Corporation dated 24th day of June, 1994.

CASH AND DEPOSIT ACCOUNTS: All cash deposit accounts in any form excluding payroll and tax reserve accounts.

GENERAL INTANGIBLES: All general intangibles (as defined in Article 9 of the Uniform Commercial Code) now owned or hereafter acquired, together with all renewals, replacements and/or substitutions therefore or additions thereto, all rights accruing therefrom and all proceeds thereof.

FAUSETT  INTERNATIONAL,  INC.


By:_______________________________


By:_______________________________


FAUSETT  MINE  SERVICES,  INC.

By:_______________________________


By:_______________________________

                                   EXHIBIT "A"

EQUIPMENT:     All  equipment  of  Debtor  now  owned  or  hereafter  acquired including, but not limited to mining equipment and machinery, together with all parts, fittings, and accessions at anytime acquired, wherever located.

INVENTORY:     All  inventory  of  debtor  now  owned  or  hereafter  acquired, including, but not limited to, raw materials, work in process, finished goods and materials and supplies used or consumed in debtor's business including, but not limited to drill bits, drill shafts and other consumable mining inventory whether in the possession of the debtor, warehouseman, bailee, or any other person or wherever located, and all proceeds and products of debtor's inventory in any form.

CASH AND DEPOSIT ACCOUNTS: All cash and deposit accounts in any form excluding payroll and tax reserve accounts.

DATED  this  11th  day  of  October,  1989.

Fausett  International,  Inc.



By:________________________________
                   President



By:________________________________
                   Treasurer

Washington  Trust  Bank



By:_________________________________
                   Vice  President

                           FAUSETT INTERNATIONAL, INC.
                           FAUSETT MINE SERVICES, INC.

                                    Exhibit A

ACCOUNTS: All accounts, chattel paper, contracts and contract receivables, instruments, documents or other writing evidencing a monetary obligation, all other rights to payments, including, but not limited to, all general intangibles evidencing or comprising a right to receive payment, including all city, county, state and federal tax refunds or other receivables due from such sources now or at anytime hereafter existing whether or not earned by performance arising out of the conduct of the Debtor's business together with all rights, titles, security and guaranties of each account including any right to stop in transit and all security interest, claims and pledges whether voluntary or involuntary which are pertinent to or affect such accounts and all returned or repossessed goods sold in inventory. All accounts, chattel paper, instruments general intangibles, and rights to payment of every kind, now or hereafter owing to Debtor including but not limited to that certain contract between Debtor and Pegasus Gold Corporation dated 24th day of June, 1994.

CASH AND DEPOSIT ACCOUNTS: All cash deposit accounts in any form excluding payroll and tax reserve accounts.

GENERAL INTANGIBLES: All general intangibles (as defined in Article 9 of the Uniform Commercial Code) now owned or hereafter acquired, together with all renewals, replacements and/or substitutions therefore or additions thereto, all rights accruing therefrom and all proceeds thereof.

FAUSETT  INTERNATIONAL,  INC.


By:_______________________________


By:_______________________________


FAUSETT  MINE  SERVICES,  INC.

By:_______________________________


By:_______________________________


                                    EXHIBIT B

GREEN  BUILDING:

---  ---------------------------------------------------------------  --------
  1  Air powered welder                                               $  2,000
---  ---------------------------------------------------------------  --------
  3  Piston pumps                                                     $  3,300
---  ---------------------------------------------------------------  --------
  1  Grout pump-hand oper.                                            $    800
---  ---------------------------------------------------------------  --------
     Alimak climber motor                                             $  1,800
---  ---------------------------------------------------------------  --------
     G.D. feed motor & gear box                                       $  2,000
---  ---------------------------------------------------------------  --------
     1000 feet vent bag var. size  2.25@                              $  2,250
---  ---------------------------------------------------------------  --------
  3  Air saws 5 @300,   2@ 1200,    1@ 1500                           $  2,400
---  ---------------------------------------------------------------  --------
  7  Shelves misc. G.D. parts                                         $  6,000
---  ---------------------------------------------------------------  --------
  3  Chest Valves  700 @                                              $  2,100
---  ---------------------------------------------------------------  --------
 10  Chest valves  350 @                                              $  3,500
---  ---------------------------------------------------------------  --------
  4  Cyderman air valves 150 @                                        $    600
---  ---------------------------------------------------------------  --------
  5  Shelves, misc Wagner & mantrip parts, bushings, bearings, pins,
     hydr. & water pump parts                                         $  8,000
---  ---------------------------------------------------------------  --------
     Hilti concrete drill electric                                    $  2,000
---  ---------------------------------------------------------------  --------
  2  DH 123 drifter drills 2800 @ 1 dismantled                        $  5,600
---  ---------------------------------------------------------------  --------
     Misc 310 Cavo parts                                              $  4,000
---  ---------------------------------------------------------------  --------
  3  Air tuggers  7000 winch.                                         $  2,100
---  ---------------------------------------------------------------  --------
 12  6' & 8' cheave blocks  150@                                      $  1,800
---  ---------------------------------------------------------------  --------
     Misc. Weldon air pump parts                                      $  2,500
---  ---------------------------------------------------------------  --------
     Misc. leg parts - jacklegs & Drill steel                         $  1,000
---  ---------------------------------------------------------------  --------
     Safety equip. respirators                                        $    500
---  ---------------------------------------------------------------  --------
 12  50'  1' air hoses   160@                                         $  1,920
---  ---------------------------------------------------------------  --------
 11  50'  2'  air hoses  175@                                         $  1,925
---  ---------------------------------------------------------------  --------
     Misc. caterpillar parts                                          $    500
---  ---------------------------------------------------------------  ========
     Total Green Building                                             $ 82,059
---  ---------------------------------------------------------------  ========
     Bits left are odd balls                                           -22,464
---  ---------------------------------------------------------------  --------
     50 @ new bits @ 25                                                 +1,250
---  ---------------------------------------------------------------  ========
     Total Green Building                                             $ 58,345
---  ---------------------------------------------------------------  ========
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